UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2017

Equifax Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-06605	54-0401110
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W.
Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director. On October 25, 2017, the Board of Directors of Equifax Inc. (the “Company”) elected Scott A. McGregor to the Board of Directors, for a term expiring at the next annual meeting of shareholders. The Board also appointed Mr. McGregor as a member of its Technology Committee. With the election of Mr. McGregor, the size of the Board is set at 11 directors, all of whom are independent. A copy of the Company’s press release announcing Mr. McGregor’s election is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Board of Directors has determined that Mr. McGregor is independent and meets the applicable independence requirements of the New York Stock Exchange and the Company’s Guidelines for Determining the Independence of Directors. There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. McGregor or any member of his immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.

The selection of Mr. McGregor was not pursuant to any arrangement or understanding between him and any other person.

Mr. McGregor will be compensated in accordance with the Company’s previously-disclosed compensation program for its non-employee directors, including receipt of a one-time initial grant of restricted stock units that vest over a three-year period, with a grant date market value of $175,000 in connection with his election to the Board. Mr. McGregor will also enter into the Company’s standard form of indemnification agreement for directors.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated October 26, 2017.

Exhibit Index

The following exhibit is being furnished with this report:

Exhibit No.	Description

99.1	Press Release dated October 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equifax Inc.

By:	/s/ John J. Kelley III
Name:	John J. Kelley III
Title:	Corporate Vice President, Chief Legal Officer and Corporate Secretary

Date: October 26, 2017